Supplement dated December 21 to the
MassMutual Artistry Statement of Additional Information dated May 1, 2001

NOTE: For participants in MassMutual Artistry certificates issued by Massachusetts Mutual Life Insurance Company in New York, where you read the word "contract" below, replace it with the word "certificate".

1. In the "Federal Tax Matters" section under "Qualified Plans" the paragraphs under "a. Tax Sheltered Annuities" are deleted and replaced with the following three paragraphs:

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as "Tax-Sheltered Annuities" ("TSAs") under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 591/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1998, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitation may apply to a distribution from a TSA. (See "Tax Treatment of Withdrawals - Qualified Contracts"). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

2. In the "Federal Tax Matters" section under "Qualified Plans" the paragraph under "b. Individual Retirement Annuities" is deleted and replaced with the following paragraph:

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts"). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.